

UMPQUA HOLDINGS CORPORATION
Fox-Pitt Kelton conference June 17, 2009

Safe Harbor Statement

During the course of this presentation, we may make forward-looking statements regarding future events or the future financial performance of the Company. We wish to caution you that such forward-looking statements are just predictions subject to certain risks and uncertainties that could cause actual events or results to materially differ, either better or worse, from those projected. A discussion of risk factors that may affect the actual outcomes relating to such forward-looking statements and the Company's results of operations in general is included in the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

UMPQUA B·A·N·K

Umpqua is a leading community bank serving the Pacific Northwest


Seattle/Bellevue, WA
WA
Portland, OR
OR
Roseburg, OR
Sacramento, CA
NV
CA

- Growth Strategy
- Company Culture
- Value Proposition

UMPQUA BANK

Three Topics for Today's Presentation:

- Credit Status
- Capital & Liquidity Position
- Moving Forward

UMPQUA B·A·N·K

Credit Culture

- Strong credit culture
- Depth of Credit Admin Staff
- Quick to identify and recognize problems

UMPQUA B·A·N·K

Loan Portfolio – 3/31/09


Owner occupied
15%
C&I
24%
Residential development
5%
Commercial construction
9%
Residential real estate
7%
Other
0%
Non-owner
occupied
39%
Total
CRE
54%

UMPQUA BANK

Residential Development Loans

(Millions)

	3/08	3/09	$ Change	Accrual
NW Oregon	$201	$120	(40)%	$112
Central Oregon	56	21	(63)%	9
Southern Oregon	48	30	(38)%	21
Washington	43	27	(38)%	26
Greater Sacramento	147	93	(37)%	55
Northern CA	87	38	(56)%	25
Total	**$582**	**$329**	**(44)%**	**$248**
% of portfolio	**10%**	**5%**		**4%**

UMPQUA BANK

Credit Quality ($ in millions)

	Q4 2008	Q1 2009
Non Accrual Loans	$128	$113
Loan P/D 90+	5	14
Non Performing Loans	133	127
OREO	28	32
Non-Performing Assets	$161	$159
Non-Performing Assets to total Assets	1.88%	1.82%
Allowance for Credit Loss %	1.58%	1.58%

UMPQUA B-A-N-K

Non-performing assets to total assets %



UMPQ
Regional peers
0.96
0.36
1.18
1.00
1.06
1.36
1.25
2.19
1.66
3.46
1.88
4.77
1.82
5.84
2007Q3
2007Q4
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1

UMPQUA BANK

Source: SNL Financial, company filings

Note: Regional peers include: Banner, Cascade, City Bank, Columbia Bancorp, CVB Financial, Frontier, Pacific Capital, PacWest, Sterling, SVB Financial, Westamerica and West Coast Bancorp

Net charge-off %

(Annualized)



UMPQ
Regional peers
0.06
0.12
1.38
0.16
0.89
0.38
2.51
0.64
0.98
0.97
1.94
2.94
3.96
2.68
2007Q3
2007Q4
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1

UMPQUA BANK

Source: SNL Financial, company filings
Note: Regional peers include: Banner, Cascade, City Bank, Columbia Bancorp, CVB Financial, Frontier, Pacific Capital, PacWest, Sterling, SVB Financial, Westamerica and West Coast Bancorp

Conservative underwriting

- Virtually all CRE loans include full personal guarantees
- Maximum LTV is 75%, but in many cases the LTV is substantially less as we underwrite to a minimum fully loaded debt service coverage ratio of 1.20
- Protects against low cap rate environment of past several years

UMPQUA BANK

Non-owner occupied CRE – 3/31/09


Commercial Building $331 million 14%
Assisted Living $154 million 7%
Professional Office $428 million 18%
Retail $540 million 23%

- Low delinquency, only $16 milllion or 0.7% past due.
- Second round of stress testing completed for cap rates, interest rates and vacancy factors showing no major issues.
- Results confirm our conservative underwriting based on debt service coverage.

Capital

	Q1 2008	Q1 2009
Total Risk Based Capital	11.15%	14.38%
Tangible Equity/ Tangible Assets	6.50%	6.36%
Book Value/ Share	$20.93	$21.05
Tangible Book Value/ Share	$8.22	$8.48

- $519 million of excess pre-tax risk based capital above 10% well capitalized threshold
- Excluding CPP, Total risk based capital at 11.44%, higher than 2008

UMPQUA BANK

Tangible Common Equity %



UMPQ
Regional peers
7.57
7.26
7.50
7.42
7.02
6.85
6.76
6.25
6.27
6.50
6.36
6.43
6.72
6.36
2007Q3
2007Q4
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1

UMPQUA BANK

Source: SNL Financial, company filings
Note: Regional peers include: Banner, Cascade, City Bank, Columbia Bancorp, CVB Financial, Frontier, Pacific Capital, PacWest, Sterling, SVB Financial, Westamerica and West Coast Bancorp;

Total Risk Based Capital %


UMPQ
Regional peers
10.8
11.7
10.9
11.7
11.2
11.4
11.0
11.4
11.3
11.4
14.6
12.4
14.4
12.6
2007Q3
2007Q4
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1

UMPQUA BANK

Source: SNL Financial, company filings

Note: Regional peers include: Banner, Cascade, City Bank, Columbia Bancorp, CVB Financial, Frontier, Pacific Capital, PacWest, Sterling, SVB Financial, Westamerica and West Coast Bancorp;

Liquidity

	($ in millions)
FHLB/FRB lines	$ 2,014
Correspondent lines	150
Fed funds sold	71
Total	2,235
less: outstanding FHLB	(177)
Available lines	$ 2,058
% of assets	23%
% of deposits	30%

- Strong liquidity position
- FHLB collateralized line backed by US Treasury
- $33 million unrealized gain on AFS portfolio at 3/31/09

UMPQUA B·A·N·K

Moving Forward

- Resolving Credit Issues
- Organic Growth Strategy
- Diversify Loan Portfolio
- Asset management
- Innovation & Technology

UMPQUA BANK









UMPQUA
B·A·N·K



Thank you.

UMPQUA
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